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                                                                    EXHIBIT 10.8


                            UNSECURED PROMISSORY NOTE

$300,000                                                            May 19, 2000
                                                         Los Angeles, California

                  FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Adexa, Inc. (the "Company") at its principal executive offices the principal sum of three hundred thousand dollars ($300,000), together with interest from the date of this Note on the unpaid principal balance, upon the terms and conditions specified below.

                  1. TERM. The principal balance of this Note, together with all interest accrued and unpaid to date, shall be due and payable in full at the close of business on May 19, 2008.

                  2. RATE OF INTEREST. Interest shall accrue under this Note on any unpaid principal balance at the rate of 5.00% per annum, compounded semi-annually.

                  3. PAYMENT. Interest payments shall be made at semi-annual intervals, on each November 19 and May 19, during the entire term of this Note. No principal payments shall be required prior to May 19, 2008 (subject to Paragraph 4 below). Prepayment of principal and interest may be made at any time, without penalty.

                  4. EVENTS OF ACCELERATION. The entire unpaid principal sum and accrued interest under this Note shall become immediately due and payable upon:

                           (a) The date when the Borrower's employment with the Company terminates for any reason;

                           (b) The failure of the Borrower to pay when due the principal balance and accrued interest under this Note;

                           (c) The filing of a petition by or against the Borrower under any law relating to bankruptcy, insolvency, reorganization or other relief for debtors;

                           (d) The appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of the Borrower;

                           (e) The execution by the Borrower of a general assignment for the benefit of creditors;

                           (f) The insolvency of the Borrower or the Borrower's failure to pay his or her debts as they become due; or


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                           (g) Any attachment or like levy on any property of
         the Borrower.

                  5. FULL RECOURSE. The Borrower shall be personally liable for the payment in full of the indebtedness owing under this Note, and the Company shall have recourse to any and all assets of the Borrower to satisfy the Borrower's obligations hereunder.

                  6. COLLECTION AND ATTORNEYS' FEES. If any action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney's fees) incurred by the Company in connection with such action.

                  7. WAIVER. No previous waiver and no failure or delay by the Company or the Borrower in acting with respect to the terms of this Note shall constitute a waiver of any breach, default or failure of condition under this Note. A waiver of any term of this Note must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver. The Borrower hereby expressly waives presentment and demand for payment when any payments are due under this Note.

                  8. CONFLICTING AGREEMENTS. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

                  9. GOVERNING LAW. This Note shall be construed in accordance with the laws of the State of California (without regard to their choice-of-law provisions).


                                   /s/ Udo Dengler
                                   ---------------------------------------
                                   Signature of Udo Dengler

                                   Address:
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